Investor Presentation September 30, 2017 This document is not an offer to sell or solicitation of an offer to buy any securities. Any offers to sell or solicitations to buy securities shall be made by means of a prospectus approved for that purpose.

2 Forward-Looking Statements and Non-GAAP Financial Measures % of ABR 21 % of ABR 6 % of ABR FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations, and projections of revenue, net operating income, funds from operations, discounts to net asset values and other selected financial information. Forward- looking statements can be identified by the use of words such as "may," "will," "plan," “could,” "should," "expect,” "anticipate," “outlook,” "estimate," “projected,” “target,” "continue" “intend,” “believe,” “seek,” or “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: adverse economic and real estate developments in Northern and Southern California and the Pacific Northwest; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; and the consequences of any possible future terrorist attacks. You are cautioned that the information contained herein speaks only as of the date hereof and we assume no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission on February 21, 2017. In this presentation, we rely on and refer to information and statistical data regarding the industry and the sectors in which we operate. This information and statistical data is based on information obtained from various third-party sources, and, in some cases, on our own internal estimates. We believe that these sources and estimates are reliable, but have not independently verified them and cannot guarantee their accuracy or completeness. USE OF NON-GAAP FINANCIAL MEASURES AND OTHER DEFINITIONS This presentation contains certain non-GAAP financial measures within the meaning Regulation G and other terms that have particular definitions when used by us. The definitions of these non-GAAP financial measures and other terms may differ from those used by other REITs and, accordingly, may not be comparable. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measure are either included in the Appendix hereto or in our Supplemental Operating and Financial Data report for the quarter ended September 30, 2017.

ABR: ANNUALIZED BASE RENT Annualized cash rents before abatements under commenced leases, excludes tenant reimbursements RENT SPREADS Initial rents on new and renewal leases compared to expiring rents for same space NOI: NET OPERATING INCOME Rental income less rental expenses1 STABILIZED YIELD Quotient of NOI and property investment once project has reached stabilization FFO: FUNDS FROM OPERATIONS Typical measurement used to assess REIT performance, similar to EPS with adjustments for depreciation and other items1 FFO MULTIPLE Share price divided by FFO per share TOTAL CAPITALIZATION Sum of total debt, Series A preferred units, Series B preferred stock and aggregate market value of outstanding common equity1 GROSS REAL ESTATE ASSETS Book value of real estate assets, excluding depreciation and amortization, plus deferred leasing costs and acquired lease intangibles, net NET DEBT Total debt excluding unamortized loan premiums and deferred financing costs, less cash and cash equivalents SECURED DEBT Debt secured by first-priority deed of trust liens on properties STABILIZED PROPERTIES Office properties that have reached 92% occupancy since the date acquired or place under (re)development, excludes (re)development, held-for-sale and land assets LEASE-UP PROPERTIES Office properties that have not reached stabilization, excludes (re)development, held-for-sale and land assets IN-SERVICE PROPERTIES Stabilized and lease-up office properties 3 Glossary of Terms 1) See Appendix (p.36) for expanded definitions.

We Specialize in Owning and Enhancing High-Quality Office and Studio Properties in Select West Coast Markets + We focus on unlocking value through leasing, redevelopment of operating assets and development of ancillary sites + We invest in high-barrier office markets poised for outsized growth + Our portfolio largely consists of blue-chip and growth tenants, many in technology, media and entertainment + Our strong balance sheet provides exceptional flexibility and access to capital sources + We offer investors an attractive valuation with a significant opportunity for growth 4 3

5 18.2M SQUARE FEET2 101% 5-YEAR TOTAL SHAREHOLDER RETURN3 1) As of 9/30/17. 2) Square footage includes office, studio and land assets. Land square footage represents management’s estimate of developable square feet, which may be subject to entitlement approvals not yet been obtained. 3) Data provided by FactSet and as of 9/28/17 and based on closing price of $33.05. 4) Market cap based on closing price of $33.53 and includes common stock and operating partnership units. 5) Represents Q3 ‘17 total revenue annualized. 6) Debt includes pro-rata share of indebtedness for joint venture assets. 7) Dividend yield calculated as Q3 ‘17 dividend of $0.25 annualized divided by the 9/30/17 closing price of $33.53. 2010 INITIAL PUBLIC OFFERING 2006 FOUNDED IN OFFICE PROPERTIES 53 STUDI0 PROPERTIES 3 INVESTMENT GRADE COMPANY NYSE:HPP $8.0B TOTAL MARKET CAP4 $760M ANNUALIZED REVENUE5 33.4% DEBT6 / TOTAL MARKET CAP4 3.0% DIVIDEND YIELD7 Hudson Pacific at a Glance

Our Business Model Pg. 7: Section 1 Our Portfolio Pg. 19: Section 2 Our Opportunity Pg. 28: Section 3 Contents

Section 1: Our Business Model

8 Our Portfolio Spans the Most Dynamic West Coast Office Markets 8.6 MILLION S.F. % of ABR 52 SILICON VALLEY 4.6 MILLION S.F. % of ABR 19 L O S A N G E L E S 3 STUDIOS 7 H O L L Y W O O D 1.5 MILLION S.F. % of ABR 6 S E A T T L E 2.3 MILLION S.F. 16 SAN FRANCISCO WASHINGTON OREGON CALIFORNIA % of ABR % of ABR 1) As of 9/30/17. See Glossary of Terms (p.3) for definitions. Square footage includes office (both in-service and development and redevelopment properties), studio and land assets.

9 Capital Discipline Facilitates Our Strategic Growth + $1.9 billion of public equity raised exclusively to fund transactions + 30% average Net Debt / Gross Real Estate Assets, while growing Gross Real Estate Assets 14X + Investment grade credit rated: Moody’s (Baa3), S&P (BBB-), Fitch (BBB-) 1) As of 9/30/17. See Glossary of Terms (p.3) for definitions and Appendix (p.36) for information and reconciliations of non-GAAP financial measures. $0.5 $1.0 $1.3 $2.1 $2.2 $6.2 $6.4 $7.1 2% 27% 25% 42% 38% 33% 36% 36% 0% 10% 20% 30% 40% 50% 60% 70% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q2 '10 (IPO) Q3 '11 Q3 '12 Q3 '13 Q3 '14 Q3 '15 Q3 '16 Q3 '17 Gross RE Assets ($ in Billions) Consolidated Net Debt / Gross RE Assets

10 Our Balance Sheet Enables Excellent Capital Access and Liquidity 67% 33% Total Equity Market Cap Total Debt Low Leverage—33% Debt / Equity Market Cap2 77% 23% Fixed Rate Debt Floating Rate Debt Minimal Exposure to Interest Rate Volatility34 $400 $88 $200 Undrawn Cash Revolver Cash Sunset Gower/Bronson Loan Nearly $700 Million of Untapped Liquidity 78% 22% Unsecured Debt Secured Debt Few Real Estate Assets Collateralize Debt3 1) As of 9/30/17. See Glossary of Terms (p.3) for definitions and Appendix (p.36) for information and reconciliations of non-GAAP financial measures. 2) Market cap based on closing price of $33.53 and includes common stock and operating partnership units. 3) Debt includes pro-rata share of indebtedness for joint venture assets. 4) Certain indebtedness is subject to interest rate contracts to swap floating rate interest to fixed rate interest. +

11 Our Leasing Expertise Drives Office Occupancy and Rents + 9.2 million square feet leased at 51% GAAP and 38% Cash Rent Spreads since 2010 IPO + Stabilized and In-Service Office Portfolios 95.9% and 91.5% leased, respectively LOS ANGELES SAN FRANCISCO SILICON VALLEY SEATTLE % LEASED AT CHANGE (BPS) ANNUALIZED BASE RENT AT CHANGE (%) Acquisition Date (Various) 54% 95% 4,070 81% 98% 1,729 86% 87% 135 88% 97% 873 $35 $47 34% $23 $44 92% $40 $46 15% $24 $28 18% 9/30/17 Acquisition Date (Various) 9/30/17 1) As of 9/30/17 for in-service office properties only. Leased percentage and ABR at acquisition calculated as the weighted average as of the last day of the first quarter following acquisition. See Glossary of Terms (p.3) for definitions.

$0.0 $5.0 $10.0 $15.0 $20.0 $25.0 12 Studio Same-Store Cash NOI Growth 2010-2016 38% Our Operating Expertise Improves Studio Occupancy and Cash Flow 2010 2016 1) As of 9/30/17. Based on Same-Store Studios only—Sunset Gower and Sunset Bronson. See Glossary of Terms (p.3) for definitions and Appendix (p.36) for information and reconciliations of non-GAAP financial measures. 2) Year-to-date growth compares Studio Same-Store Cash NOI for the nine months ended 9/30/17 to Studio Same-Store Cash NOI for the nine months ended 9/30/16. $14.3M $19.8M + Full year Studio Same-Store Cash NOI increased 38% from 2010 to 2016—12% growth year-to-date2 + 32% of stage/production office square footage now under long-term lease

$0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Est. Project Costs Total Market Cap Project Costs as % of Total Market Cap 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 S.F. Pre-Leased Est. S.F. Under Construction 26% 60% 60% 60% 67% 72% 38% 23% Pre-Leasing S.F. as % of Construction S.F. 13 We Take a Conservative Approach to (Re)Development 7% 7% 7% 7% 5% 5% 4% 7% 1) As of 9/30/17. Estimated project costs based on management estimates as of the last day of the respective period and exclude capitalized interest, personnel costs and operating expenses. Total market cap based on the closing stock price as of the last day of the respective period. + Focus on creating value through leasing, less capital intensive repositionings and redevelopment + Project costs consistently less than 10% of total market cap + Pipeline typically 50% pre-leased before new construction starts

We Invest Strategically to Transform Underperforming Assets

$300+ Million Invested

8.2% Weighted Avg. Stabilized Yield

$198 Million of Estimated Value Creation



Vacant warehouse redeveloped as Class A office; 100% leased to Github

275 BRANNON SAN FRANCISCO



Vacant warehouses redeveloped as Class A LEED Gold office; 100% leased to Riot Games

ELEMENT LA WEST L.A



Vacant warehouse redeveloped as Class A office; 100% leased to Deluxe Media

3401 EXPOSITION SANTA MONICA

HUDSON PACIFIC PROPERTIES

1) As of 9/30/17. See Glossary of Terms (p.3) for definitions. 2) Calculations are a weighted average for 275 Brannon, Element LA, 3401 Exposition and 12655 Jefferson (sold). Value creation calculated by applying a 5% cap rate to stabilized cash NOI less total project cost as of stabilization. Project costs exclude capitalized interest costs, capitalized personnel costs and capitalized operating expenses capitalized. Actual value creation may differ materially from estimates. See Appendix (p.36) for additional calculation details.

14

15 We Develop Best-In-Class Office Environments for Leading Companies Focus on Ancillary Sites Adjacent to Operating Assets Allows for Lower Basis and Outsized Returns 9.7% Stabilized Yield $137 Million of Estimated Value Creation 9.2% Stabilized Yield $44 Million of Estimated Value Creation 115,000 S.F. of Class A office replaced dated, low-rise buildings at Sunset Gower; 100% leased to Technicolor as North American HQ 327,000 S.F. pf Class A, LEED Gold office replaced former parking lot at Sunset Bronson; 100% leased to Netflix as L.A. HQ 1) As of 9/30/17. See Glossary of Terms (p.3) for definitions. 2) Value creation calculated by applying a 5% cap rate to stabilized cash NOI less total project cost as of stabilization (Technicolor includes land). Project costs exclude capitalized interest costs, capitalized personnel costs and capitalized operating expenses. Actual value creation may differ materially from estimates. See Appendix (p.36) for additional calculation details.

16 We Are Committed to Sustainable Building Design and Operations 45 Energy Star Labeled Buildings 90 Average Energy Star Rating (Top 10% for Energy Efficiency) 15% Energy Star Improvement from 2000 to 2016 100% of Portfolio Benchmarked in Energy Star’s Portfolio Manager 21% of Office S.F. LEED Certified (Gold or Silver) 100% of New Developments Obtained/Pursing LEED Certification

$- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 Our Exceptional Execution Generates Significant Cash Flow Growth FFO per Share Grew 93% from 2012 to 2016 11% FFO per Share Growth Year-to-Date2 17 93% 1) As of 9/30/17. See Glossary of Terms (p.3) for definitions and Appendix (p.36) for information and reconciliations of non-GAAP financial measures. 2) Year-to-date growth compares FFO per share for the nine months ended 9/30/17 to FFO per share for the nine months ended 9/30/16. 2012 2016 $1.78 $0.92

-10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 18 Our 5-Year Total Shareholder Return Outperforms Most Office REITs 101% Total Return from September 2012 to September 2017 S&P 500 74% RMZ USA 29% HPP 101% 1) As of 9/30/17. Data provided by FactSet and as of 9/28/17 and based on closing price of $33.05.

Section 2: Our Portfolio

Los Angeles Market Snapshot

Unique Office and Studio Holdings in Leading Creative Markets


1
604 Arizona


2
Element LA


3
3401 Exposition


4
11601 Wilshire


5
9300 Wilshire


6
10900 Washington


7
10950 Washington


8
6405 Del Amo


9
6922 Hollywood


Burbank
Los Feliz
Hollywood Hills
Silver Lake
Hollywood
West Hollywood
Bel Air
Century City
Mid - Wilshire
Westwood
Beverly Hills
Brentwood
West LA
Downtown LA
Santa Monica
South Bay
Culver City
101
405
5
10
2

OFFICE MARKET DRIVERS

- Streaming networks: Netflix, Amazon, Google establishing significant foothold to access talent
- Production increase: Networks spending over $15 billion on content in 2017[1]
- Maturing tech sector: 'Silicon Beach' expands to Hollywood, Downtown; $21 billion (#5) of VC investment since 2010[2]
- Limited new supply: Only 3.4 million S.F. (4% of supply) of new office construction delivered since 2010[3]


10
Pinnacle I & II


11
Sunset Gower Studios


12
Technicolor


13
Sunset Bronson Studios


14
ICON


15
EPIC


16
Sunset Las Palmas Studios


17
Fourth & Traction


18
Maxwell

HUDSON PACIFIC PROPERTIES

1) Based on current management estimates. 2) Pitchbook, *Venture Ecosystem Factbook*, 2017. 3) Provided by CBRE on 9/6/17. Data included for Hollywood, Downtown L.A. and West L.A. submarkets.

20

Silicon Valley Market Snapshot

Largest Institutionally Held Office Portfolio with Lease-up Opportunities


1
Metro Center


7
Skyway Landing


2
Peninsula Office Park


8
Embarcadero Place


3
ShoreBreeze


9
2180 Sand Hill


4
333 Twin Dolphin


10
Page Mill Hill


5
555 Twin Dolphin


11
Clocktower Square


6
Towers at Shore Center


12
Palo Alto Square


Foster City
Belmont
San Carlos
Redwood City
Emerald Hills
Atherton
Palo Alto
Woodside
Stanford
Portola Valley
Mountain View
Sunnyvale
Loyola
Santa Clara
Newark
Fremont
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23

OFFICE MARKET DRIVERS

- Deep talent pool: Proximity to Stanford University—47% have bachelor's degree or higher[1]
- Capital infusion: $43 billion (#2) of VC investment since 2010[2]; top 150 firms spent $95 billion on R&D in 2016[3]
- Large public tech companies: Google, Apple, Cisco, Tesla, Facebook are top 5 employers[3]
- Innovation outposts: Growing presence of large, non-tech companies (Walmart, Verizon, Ford, GE)


13
Page Mill Center


19
Gateway Place


14
Lockheed


20
Metro Plaza


15
3400 Hillview


21
Concourse


16
Foothill Research Ctr.


22
1740 Technology


17
Techmart


23
Skyport Plaza + Land


18
Campus Center + Land

HUDSON PACIFIC PROPERTIES

1) U.S. Census Bureau, *American Community Survey*, 2015. 2) Pitchbook, *Venture Ecosystem Factbook*, 2017; reflects San Jose MSA. 3) Eastdil Secured, *Silicon Valley Market Update*, August 2017.

21

San Francisco Market Snapshot

Fully Leased, Iconic Office Assets in Prime Locations



Financial District
Nob Hill
Bush Street
Market Street
Mission Street
2nd Street
Spear Street
Rincon Hill
Tenderloin
South Beach
Civic Center
Mid-Market
South of Market
5th Street
China Basin
US 101
Mission Street
10th Street
80
280
Mission Bay
1
2
3
4
5
6


1
Rincon Center I & II


4
275 Brannan


2
901 Market


5
625 Second


3
875 Howard


6
1455 Market

OFFICE MARKET DRIVERS

- Deep talent pool: 54% bachelor's degree or higher[1]
- Capital infusion: $101 billion (#1) of VC investment since 2010[2];
- Urban sensibility: Tech companies expanding into the city to augment Silicon Valley HQ (Google, Yahoo, Cisco)
- Limited new supply: Prop M caps annual office construction project completions at 950,000 S.F.

1) U.S. Census Bureau, *American Community Survey*, 2015. 2) Pitchbook, *Venture Ecosystem Factbook*, 2017; reflects San Francisco MSA.

HUDSON PACIFIC PROPERTIES
22

Seattle Market Snapshot

Growing Office Foothold in Transforming Urban Markets


1
411 First


2
83 King


3
505 First


4
450 Alaskan


5
Met Park North


6
Hill 7


7
Northview Center

OFFICE MARKET DRIVERS

- Deep talent pool: 48% bachelor's degree or higher; 1,000 people moving to Seattle each week[1]
- Capital infusion: $8+ billion (#7) of VC investment since 2010; U. of Washington spends $1+ billion (#4) on R&D annually[2]
- Blue-chip growth companies: Global HQ for Starbucks, Microsoft, Amazon (footprint increased nearly 7X since 2007)[3]
- Company in-migration: Facebook, Google, HBO, Staples opened hubs to access talent


Denny Way
Boren Ave
Howell St
Stewart St
Olive Ave
7 Lynnwood
Bell Town
Pike Place Market
First Hill
E Madison St
12th Ave
James St
Downtown
1st Ave
James St
Broadway
E Yesler Way
Pioneer Square
S Jackson St
King St
4th

1) U.S. Census Bureau, *American Community Survey*, 2015, U.S. Department of Education; Colliers International, *Seattle Office Update*, 9/30/17. 2) Pitchbook, *Venture Ecosystem Factbook*, 2017; BestColleges.com, 2016. 3) Colliers International, *Seattle Office Update*, 9/30/17.

HUDSON PACIFIC PROPERTIES

23

24 Tenancy Comprised of Leading Blue-Chip and Growth Companies % A B R 3.1%3.8% 3.4% 3.1% 3.1% 2.9% 2.6% 2.5% 2.3% 2.0% 1.8% 1.8% 1.6% 1.5% 1.5% 1.4% 35.3% TOTAL NASDAQ : $677B (Tencent : HKG) NASDAQ : $78B NASDAQ : $170B NASDAQ : $84B NASDAQ : $67B $68B Post-$ Valuation NASDAQ : $11B (Time Warner : TWX) (Access Industries) $75B + Valuation (Dell) (Oracle : ORCL) U.S. Government $22B Endowment 15 Largest Tenants 1) As of 9/30/17, including public company market cap data. Uber, Stanford University and NFL valuations based on current management estimates. See Glossary of Terms (p.3) for definitions.

2% 4% 7% 8% 9% 12% 18% 40% Many Are in Technology, Media and Entertainment INSURANCE: 2% RETAIL: 4% FINANCIAL SERVICES: 7% BUSINESS SERVICES: 8% LEGAL: 9% OTHER: 12% MEDIA & ENTERTAINMENT: 18% TECHNOLOGY: 40% Portfolio Industry Composition (% of ABR) 251) As of 9/30/17. See Glossary of Terms (p.3) for definitions.

Tech Composition by Public / Private & Age (as % of Tech ABR) 63%11% 26% Private < 10 Yrs. (Exc. Uber) Private > 10 Yrs. (+Uber) Public 43% 26% 31% Public and Mature Companies Dominate Our Tech Tenancy 26 Tech Composition by % Contribution to Tech ABR (as % of Tech ABR) <1% >1% and < 5% > 5% + 11% of tech ABR attributable to private companies in business less than 10 years (excludes Uber) + Only 6 tenants contribute more than 5% of tech ABR: Google, Cisco, Uber, Qualcomm, Square, Salesforce + More than half of tech ABR comprised of tenants contributing less than 5% 1) As of 9/30/17. See Glossary of Terms (p.3) for definitions.

27 Our Facilities and Expertise Draw Media & Entertainment Users 10 Stages 308,000 S.F. Clients: Netflix HQ, KTLA, CBS, Showtime 12 Stages 572,000 S.F. Clients: Technicolor HQ, ABC, Netflix, Amazon, HBO 13 Stages 377,000 S.F. Clients: MTV, Disney, Comedy Central, Netflix 1) As of 9/30/17. Clients representative of both historical and current tenancy. + Own/operate Sunset Studios—largest collection of independent studios in Hollywood and U.S. + 1.2 million S.F. of existing/under construction Class A office space adjacent to stages + Deep relationships with traditional and streaming networks (e.g., Netflix, ABC/Disney, CBS, Amazon, HBO)

Section 3: Our Opportunity

Net Operating Income Growth Driver Leasing Up Our Below-Market-Occupancy Office Acquisitions 29 Region Properties Square Feet % Leased Submarket % Occupancy2 Los Angeles 1 500,475 88.1% 92.2% Silicon Valley 8 3,333,433 79.8% 87.2% Total 9 3,838,908 80.8% 87.5% Existing In-Service Lease-Up Portfolio New Leasing Strategies Strategic Upgrades Substantial Repositioning 1) As of 9/30/17, excluding Hill7, which was 100% leased. See Glossary of Terms (p.3) for definitions. 2) Occupancy data provided by CBRE and calculated based on a weighted average of applicable submarkets by region.

$42.47 $29.42 $43.63 $47.75 $46.97 $35.95 $51.12 $55.29 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 Los Angeles Seattle San Francisco Silicon Valley Expiring Rent Market Rent 199,000 Exp. S.F. 341,000 Exp. S.F. 2,030,000 Exp. S.F.554,000 Exp. S.F. Mark-To-Market Rent Growth: 2018 & 2019 Expirations Net Operating Income Growth Driver Re-Leasing Our Office Space at Substantially Higher Rents 30 15% Mark-To-Market on 2018 and 2019 Expirations 16% Mark-To-Market on In-Place Leases 11% 22% 17% 16% 1) As of 9/30/17. Market rent statistics provided by CoStar and REIS. See Glossary of Terms (p.3) for definitions.

Net Operating Income Growth Driver Building Our Pipeline of (Re)Development Projects 31 Under Construction Projects To Produce Estimated Weighted Avg. 6.9% Stabilized Yield3 Under Construction 815,000 S.F. in Los Angeles and Seattle Future Projects 3 million S.F.—57% in Los Angeles, 43% in Silicon Valley 1.2 million of studio-adjacent opportunities2 450 Alaskan (Pioneer Square) CUE (Hollywood) Fourth & Traction (L.A. Arts District) Maxwell (L.A. Arts District) 1) As of 9/30/17. See Glossary of Terms (p.3) for definitions. 2) Land square footage represents management’s estimate of developable square feet, which may be subject to entitlement approvals not yet been obtained. 3) Calculated as the weighted average of the stabilized yield for each under construction project. Initial stabilized yield calculated as the quotient of estimated NOI and total project cost upon stabilization. EPIC (Hollywood)

Net Operating Income Growth Driver Enhancing Facilities and Operations at Sunset Las Palmas Studios 32 + Investing $3 million to improve facilities and optimize stage and support space mix + Increasing stage occupancy from 78% to 95% by closing multi-year, multi-stage production deals + Increasing below-market office rates by 10% coincident with improved client experience

Our Valuation is Favorable Relative to Other West Coast Office REITs 33 HPP Pure Peers Current FFO Multiple 17.1x 20.8x Forward FFO Multiple 16.2x 19.3x HPP Pure Peers NAV Premium (Discount) (16.7%) (7.3%) Analyst Coverage Reinforces HPP’s Unrealized Value HPP Trades at a Significant Discount 1) As of 9/30/17, including closing stock price of $33.53. Pure peers include Kilroy Realty Corporation and Douglas Emmett. Current and forward FFO multiples based on 2017 and 2018 FFO consensus estimates, respectively. NAV consensus premium (discount) represents the delta between closing stock price and consensus NAV. See Glossary of Terms (p.3) for definitions.

34 HPP Offers a Compelling Investment Opportunity Exceptional track record of unlocking value through leasing, redevelopment and development of ancillary sites Blue-chip tenants in high-growth West Coast markets and industries, like technology, media and entertainment Strong balance sheet with excellent capital access Attractive valuation with a significant opportunity for growth

Our Executive Team Has Deep Real Estate and Public Company Experience



Victor J. Coleman
Chairman & CEO

Founded Hudson Capital in 2006 and served as Managing Partner.

Formerly Co-Founder, President, COO and Director at Arden Realty. Sold to GE.



Mark T. Lammas
COO & CFO

Joined in 2009 as CFO.

Formerly EVP, SVP and General Counsel at Maguire Properties, Inc.



Christopher Barton
EVP, Development & Capital Investments

Joined in 2006. Prior roles as SVP and VP, Construction & Development.

Formerly with Arden Realty and Beers-Skanska Construction.



Alexander Vouvalides
CIO

Joined in 2009, Prior roles as SVP, Acquisitions and VP, Asset Management.

Formerly with Credit Suisse.



Arthur Suazo
EVP, Leasing

Joined in 2010, Prior roles as SVP, VP and Director of Leasing.

Formerly with Cushman & Wakefield and Savills Studley.



Josh Hatfield
EVP, Operations

Joined in 2014. Prior roles as SVP, Operations and SVP, Northern California.

Formerly held senior positions at GE Capital Real Estate.



Kay Tidwell
EVP, General Counsel

Joined in 2010.

Formerly an attorney with Lathan & Watkins, LLP.



Dale Shimoda
EVP, Finance

Joined in 2010.

Formerly with Arden Realty, the Yarmouth Group and Ernst & Young.



Gary Hansel
SVP, Southern California

Joined in 2014.

Formerly SVP, Operations at GE/Arden Realty.



Drew Gordon
SVP, Northern California

Joined in 2011 as SVP, Northern California. Prior role as SVP, Pacific Northwest.

Formerly EVP and CIO at Venture Corporation.



Andrew Wattula
SVP, Pacific Northwest

Joined in 2017.

Formerly Managing Director with Beacon Partners.



Bill Humphrey
SVP, Sunset Studios

Joined in 2014.

Formerly SVP at Point 360 and Principal and Founder at Water Clock Media.

HUDSON PACIFIC PROPERTIES

35

Appendix: Definitions, Calculations & Reconciliations

37 Expanded Definitions NOI: NET OPERATING INCOME NOI is not a measure of operating results or cash flows from operating activities as measured by GAAP and should not be considered an alternative to income from continuing operations, as an indication of our performance, or as an alternative to cash flows as a measure of liquidity, or our ability to make distributions. All companies may not calculate NOI in the same manner. We consider NOI to be a useful performance measure to investors and management, because when compared across periods, NOI reflects the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective not immediately apparent from income from continuing operations. We define NOI as operating revenues (including rental revenues, other property-related revenue, tenant recoveries and other operating revenues), less property-level operating expenses (which includes external management fees, if any, and property-level general and administrative expenses). NOI excludes corporate general and administrative expenses, depreciation and amortization, impairments, gain/loss on sale of real estate, interest expense, acquisition-related expenses and other non-operating items. NOI on a cash basis is NOI on a GAAP basis, adjusted to exclude the effect of straight-line rent and adjustments required by GAAP. We believe that NOI on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent and other non-cash adjustments to revenue and expenses. FFO: FUNDS FROM OPERATIONS Total Funds From Operations (“FFO”): Funds From Operations before non-controlling interest (“FFO”) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts. The White Paper defines FFO as net income or loss calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustment for unconsolidated partnerships and joint ventures. The calculation of FFO includes the amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets. We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide. We use FFO per share to calculate annual cost bonuses for certain employees. However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations. TOTAL CAPITALIZATION Total capitalization represents the sum of total debt, Series A preferred units, Series B preferred stock and the aggregate market value of outstanding common equity as of the applicable date assuming that each partnership unit owned by a third party has a market value equal to one share of common stock (including unvested restricted shares).

Value Creation Calculations

REDEVELOPMENT PROJECT ESTIMATED VALUE CREATION ($ in Millions)							
	S.F.[1]	Total Project Costs[2]	Cap Rate	Stabilized NOI	Value	Value Creation	Yield[3]
3401 Exposition	63,376	$ 37.4	5%	$ 2.6	$ 52.1	$ 14.7	7.0%
Element LA	284,037	190.6	5%	15.6	311.6	120.9	8.2%
12655 Jefferson	100,756	60.1	5%	4.4	88.0	27.9	7.3%
275 Brannan	54,673	16.7	5%	2.5	50.9	34.2	15.3%
Total	502,842	$ 304.8		$ 25.1	$ 502.6	$ 197.8	8.2%

DEVELOPMENT PROJECT ESTIMATED VALUE CREATION ($ in Millions)							
	S.F.[1]	Total Project Costs[2]	Cap Rate	Stabilized NOI	Value	Value Creation	Yield[3]
Technicolor	114,958	$ 52.6	5%	$ 4.8	$ 96.4	$ 43.8	9.2%
ICON	325,757	$ 146.9	5%	$ 14.2	$ 284.1	$ 137.2	9.7%

1) Square footage for office properties as determined by management based on estimated leasable square feet, which may be less or more than the Building Owners and Managers Association (BOMA) rentable area. Square footage may change over time due to re-measurement or re-leasing. Square footage for land assets represents management's estimate of developable square feet, which may be subject to entitlement approvals not yet been obtained. 2) Project costs exclude interest costs capitalized in accordance with Accounting Standards Codification ("ASC") 835-20-50-1, personnel costs capitalized in accordance with ASC 970-360-25 and operating expenses capitalized in accordance with ASC 970-340. (3) Estimated stabilized yield on project costs is calculated as the quotient of the estimated amounts of NOI and our investment in the property once the project has reached stabilization and initial rental concessions, if any, have elapsed. Our estimated initial stabilized yield excludes the impact of leverage. Our cash rents related to our value-creation projects are expected to increase over time and our average cash yields are expected, in general, to be greater than our estimated stabilized yields on a cash basis.

HUDSON PACIFIC PROPERTIES

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Cash / GAAP Reconciliations

UNDEPRECIATED REAL ESTATE ASSETS	Q210	Q311	Q312	Q313	Q314	Q315	Q316	Q317
Investment in real estate, at cost	$ 509,378	$ 958,508	$1,259,649	$1,997,993	$2,149,320	$5,909,799	$6,114,966	$6,558,898
plus : Real estate held for sale	-	-	-	-	-	-	71,190	351,837
plus: Investment in unconsolidated entities	-	-	-	-	-	-	28,705	14,093
plus : Deferred leasing costs and lease intangibles, net	22,288	78,943	74,389	107,041	109,476	353,080	289,682	257,831
less : Lease intangible liabilities, net	(12,259)	(19,293)	(28,714)	(47,667)	(42,935)	(114,485)	(77,081)	(55,335)
plus : Notes receivable	-	-	4,000	-	28,112	28,580	-	-
Undepreciated real estate assets	$ 519,407	$1,018,158	$1,309,324	$2,057,367	$2,243,973	$6,176,974	$6,427,462	$7,127,324

NET & TOTAL DEBT	Q210	Q311	Q312	Q313	Q314	Q315	Q316	Q317
Notes payable	$ 94,020	$ 298,672	$ 359,454	$ 891,175	$ 920,860	$ 2,088,335	$ 2,427,440	$ 2,655,946
less : Unamortized loan premium, net	(280)	(575)	(1,392)	(5,887)	(3,622)	(1,746)	-	-
less : Cash and cash equivalents	(84,509)	(20,715)	(27,288)	(29,341)	(69,397)	(46,668)	(89,354)	(87,723)
Net Debt	$ 9,231	$ 277,382	$ 330,774	$ 855,947	$ 847,841	$ 2,039,921	$ 2,338,086	$ 2,568,223
Secured debt	$ 94,300	$ 265,097	$ 348,062	$ 805,288	$ 672,238	$ 621,589	$ 582,440	$ 680,946
Unsecured debt	$ -	$ 33,000	$ 10,000	$ 80,000	$ 245,000	$ 1,465,000	$ 1,845,000	$ 1,975,000
Total debt	$ 94,300	$ 298,097	$ 358,062	$ 885,288	$ 917,238	$ 2,086,589	$ 2,427,440	$ 2,655,946

HUDSON PACIFIC PROPERTIES

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40 12/31/10 12/31/16 9/30/16 9/30/17 Net (loss) income (2,682)$ 43,758$ 15,228$ 45,617$ Adjustments: Interest expense 8,831 76,044 54,775 66,086 Interest income (59) (260) (216) (90) Unrealized (gain) loss on ineffective portion of derivative instruments (347) 1,436 1,630 82 Transaction-related expenses 4,273 376 376 598 Other expense (income) 192 (1,558) (716) (2,656) Gains on sale of real estate - (30,389) (8,515) (16,866) Income from operations 10,208$ 89,407$ 62,562$ 92,771$ Adjustments: General and administrative 4,493 52,400 38,474 41,329 Depreciation and amortization 15,912 269,087 201,890 217,340 Office GAAP net operating income (16,291) (390,301) (288,020) (333,318) Non-same-store studio NOI - - - (2,429) Same-store studio GAAP NOI adjustments - (822) (526) 439 Studio same-store cash net operating income 14,322$ 19,771$ 14,380$ 16,132$ STUDIO SAME-STORE CASH NET OPERATING INCOME Twelve Months Ended Nine Months Ended Cash / GAAP Reconciliations (Cont.)

41 12/31/12 12/31/16 9/30/16 9/30/17 Net (loss) income (5,006)$ 43,758$ 15,228$ 45,617$ Adjustments: Depreciation and amortization of real estate assets 57,024 267,245 200,525 215,788 Gains on sale of real estate - (30,389) (8,515) (16,866) FFO attributable to non-controlling interests (17) (18,817) (13,574) (18,561) Net income attributable to preferred stock and units (12,924) (636) (477) (477) FFO to common shareholders and unit holders 39,077 261,161 193,187 225,501 Specified items impacting FFO: Transaction-related expenses 1,051 376 376 598 One-time property tax expenses 918 - - FFO (excluding specified items) per common stock/unit - diluted 41,046$ 261,537$ 193,563$ 226,099$ Twelve Months Ended Nine Months Ended FUNDS FROM OPERATIONS (FFO) Cash / GAAP Reconciliations (Cont.)

42 Contact: Laura Campbell VP, Head of Investor Relations (310) 622-1702 lcampbell@hudsonppi.com